UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2026
Santander Holdings USA, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 493-8219

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H	SNUS PF H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01     Other Events

Santander Holdings USA, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with segment reporting changes made to align our segments with how we manage our business, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”).

During the third quarter of 2026, the Company implemented changes to its internal management reporting structure, including combining its Commercial & Industrial and Commercial Real Estate reportable segments into a single Commercial Banking segment. These changes were reflected in the financial information regularly reviewed by the Company's chief operating decision maker for purposes of assessing performance and allocating resources beginning with the quarter ended September 30, 2026. The Company publicly announced these changes in November 2026.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the segment changes noted above, a new registration, proxy, or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy, or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2025 to reflect the changes in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The recast information of items contained in the 2025 Form 10-K is presented in Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.

The information included in this Form 8-K is presented for informational purposes only in connection with the segment reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2025 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2025 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the impact of the segment changes as described above. For developments subsequent to the filing of our 2025 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. This Form 8-K should be read in conjunction with the 2025 Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risk of any unexpected costs or expenses resulting from the acquisition, the risk of loss of customers, employees or business as a result of the acquisition, risks relating to the ongoing operation of the business following the completion of the transaction, and the risks and uncertainties described in our filings with securities regulators. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this filing. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Readers are cautioned not to place undue reliance on our forward-looking statements, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this filing, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
23.1	Consent Of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part I, Item 1. Business, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data, from the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on March 2, 2026

101	Inline XBRL Instance Document–the instance document does not appear in the Interactive Data File as its XBRL tags are embedded within the Inline XBRL document
104	Cover page formatted as Inline XBRL and contained in Exhibit 101

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2026	SANTANDER HOLDINGS USA, INC. By:/s/ Gerard A. Chamberlain Name: Gerard A. Chamberlain Title: Senior Deputy General Counsel and Executive Vice President